Exhibit 99.1
CAMPBELL SOUP COMPANY
Consolidated Statements of Earnings
Recast for Discontinued Operations
(millions, except per share amounts)
(unaudited)

	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
Fiscal 2019	October 28, 2018	January 27, 2019	January 27, 2019	April 28, 2019	April 28, 2019	July 28, 2019	July 28, 2019
Net sales	$2,202	$2,172	$4,374	$1,953	$6,327	$1,780	$8,107
Costs and expenses
Cost of products sold	1,476	1,466	2,942	1,298	4,240	1,174	5,414
Marketing and selling expenses	211	221	432	215	647	195	842
Administrative expenses	148	146	294	150	444	166	610
Research and development expenses	23	20	43	23	66	25	91
Other expenses / (income)	—	(8)	(8)	20	12	128	140
Restructuring charges	18	2	20	2	22	9	31
Total costs and expenses	1,876	1,847	3,723	1,708	5,431	1,697	7,128
Earnings before interest and taxes	326	325	651	245	896	83	979
Interest expense	91	91	182	89	271	85	356
Interest income	1	—	1	—	1	1	2
Earnings (loss) before taxes	236	234	470	156	626	(1)	625
Taxes on earnings (loss)	56	58	114	33	147	4	151
Earnings (loss) from continuing operations	180	176	356	123	479	(5)	474
Earnings (loss) from discontinued operations	14	(235)	(221)	(39)	(260)	(3)	(263)
Net earnings (loss)	194	(59)	135	84	219	(8)	211
Less: Net earnings (loss) attributable to noncontrolling interests	—	—	—	—	—	—	—
Net earnings (loss) attributable to Campbell Soup Company	$194	$(59)	$135	$84	$219	$(8)	$211
Per Share — Basic
Earnings (loss) from continuing operations attributable to Campbell Soup Company	$.60	$.58	$1.18	$.41	$1.59	$(.02)	$1.57
Earnings (loss) from discontinued operations	.05	(.78)	(.73)	(.13)	(.86)	(.01)	(.87)
Net earnings (loss) attributable to Campbell Soup Company*	$.64	$(.20)	$.45	$.28	$.73	$(.03)	$.70
Weighted average shares outstanding — basic	301	301	301	301	301	301	301
Earnings Per Share — Assuming Dilution
From continuing operations attributable to Campbell Soup Company	$.60	$.58	$1.18	$.41	$1.59	$(.02)	$1.57
From discontinued operations	.05	(.78)	(.73)	(.13)	(.86)	(.01)	(.87)
Net attributable to Campbell Soup Company*	$.64	$(.20)	$.45	$.28	$.73	$(.03)	$.70
Weighted average shares outstanding — assuming dilution	302	302	302	302	302	301	302
_____________________________________
*The sum of the individual per share amounts may not add due to rounding.

CAMPBELL SOUP COMPANY
Consolidated Statements of Earnings
Recast for Discontinued Operations
(millions, except per share amounts)
(unaudited)

	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
Fiscal 2018	October 29, 2017	January 28, 2018	January 28, 2018	April 29, 2018	April 29, 2018	July 29, 2018	July 29, 2018
Net sales	$1,638	$1,614	$3,252	$1,618	$4,870	$1,745	$6,615
Costs and expenses
Cost of products sold	982	977	1,959	1,085	3,044	1,197	4,241
Marketing and selling expenses	178	184	362	188	550	178	728
Administrative expenses	123	141	264	140	404	159	563
Research and development expenses	26	22	48	22	70	21	91
Other expenses / (income)	(34)	(8)	(42)	35	(7)	(66)	(73)
Restructuring charges	2	32	34	17	51	4	55
Total costs and expenses	1,277	1,348	2,625	1,487	4,112	1,493	5,605
Earnings before interest and taxes	361	266	627	131	758	252	1,010
Interest expense	26	27	53	40	93	90	183
Interest income	—	—	—	2	2	1	3
Earnings before taxes	335	239	574	93	667	163	830
Taxes on earnings	108	(75)	33	36	69	37	106
Earnings from continuing operations	227	314	541	57	598	126	724
Earnings (loss) from discontinued operations	48	(29)	19	(450)	(431)	(32)	(463)
Net earnings (loss)	275	285	560	(393)	167	94	261
Less: Net earnings (loss) attributable to noncontrolling interests	—	—	—	—	—	—	—
Net earnings (loss) attributable to Campbell Soup Company	$275	$285	$560	$(393)	$167	$94	$261
Per Share — Basic
Earnings from continuing operations attributable to Campbell Soup Company	$.75	$1.04	$1.80	$.19	$1.99	$.42	$2.41
Earnings (loss) from discontinued operations	.16	(.10)	.06	(1.50)	(1.43)	(.11)	(1.54)
Net earnings (loss) attributable to Campbell Soup Company*	$.91	$.95	$1.86	$(1.31)	$.55	$.31	$.87
Weighted average shares outstanding — basic	301	301	301	301	301	301	301
Per Share — Assuming Dilution
Earnings from continuing operations attributable to Campbell Soup Company	$.75	$1.04	$1.79	$.19	$1.98	$.42	$2.40
Earnings (loss) from discontinued operations	.16	(.10)	.06	(1.50)	(1.43)	(.11)	(1.53)
Net earnings (loss) attributable to Campbell Soup Company*	$.91	$.95	$1.85	$(1.31)	$.55	$.31	$.86
Weighted average shares outstanding — assuming dilution	302	301	302	301	302	302	302
_____________________________________
*The sum of the individual per share amounts may not add due to rounding.

CAMPBELL SOUP COMPANY
Segment Information
Recast for Discontinued Operations
(millions)
(unaudited)

	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
Fiscal 2019	October 28, 2018	January 27, 2019	January 27, 2019	April 28, 2019	April 28, 2019	July 28, 2019	July 28, 2019
Net sales
Meals & Beverages	$1,246	$1,239	$2,485	$1,024	$3,509	$813	$4,322
Snacks	956	932	1,888	929	2,817	967	3,784
Corporate	—	1	1	—	1	—	1
Total	$2,202	$2,172	$4,374	$1,953	$6,327	$1,780	$8,107

Earnings before interest and taxes
Meals & Beverages	$291	$254	$545	$207	$752	$151	$903
Snacks	124	131	255	126	381	133	514
Corporate	(71)	(58)	(129)	(86)	(215)	(192)	(407)
Restructuring charges	(18)	(2)	(20)	(2)	(22)	(9)	(31)
Total	$326	$325	$651	$245	$896	$83	$979

CAMPBELL SOUP COMPANY
Segment Information
Recast for Discontinued Operations
(millions)
(unaudited)

	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
Fiscal 2018	October 29, 2017	January 28, 2018	January 28, 2018	April 29, 2018	April 29, 2018	July 29, 2018	July 29, 2018
Net sales
Meals & Beverages	$1,241	$1,223	$2,464	$1,032	$3,496	$809	$4,305
Snacks	397	390	787	584	1,371	936	2,307
Corporate	—	1	1	2	3	—	3
Total	$1,638	$1,614	$3,252	$1,618	$4,870	$1,745	$6,615

Earnings before interest and taxes
Meals & Beverages	$330	$283	$613	$219	$832	$156	$988
Snacks	73	85	158	94	252	131	383
Corporate	(40)	(70)	(110)	(165)	(275)	(31)	(306)
Restructuring charges	(2)	(32)	(34)	(17)	(51)	(4)	(55)
Total	$361	$266	$627	$131	$758	$252	$1,010

Reconciliation of fiscal 2019 and 2018 GAAP to Non-GAAP Financial Measures Recast for Discontinued Operations
Campbell Soup Company uses certain non-GAAP financial measures as defined by the Securities and Exchange Commission in certain communications. These non-GAAP financial measures are measures of performance not defined by accounting principles generally accepted in the United States and should be considered in addition to, not in lieu of, GAAP reported measures. Management believes that also presenting certain non-GAAP financial measures provides additional information to facilitate comparison of the company's historical operating results and trends in its underlying operating results, and provides transparency on how the company evaluates its business. Management uses these non-GAAP financial measures in making financial, operating and planning decisions and in evaluating the company's performance.

Items Impacting Earnings
The company believes that financial information excluding certain items that are not considered to reflect the ongoing operating results, such as those listed below, improves the comparability of year-to-year results. Consequently, the company believes that investors may be able to better understand its results excluding these items.

The following items impacted earnings:

(1)
In fiscal 2015, the company implemented initiatives to reduce costs and to streamline its organizational structure. In fiscal 2017, the company expanded these cost savings initiatives by further optimizing its supply chain network, primarily in North America, continuing to evolve its operating model to drive efficiencies, and more fully integrating its recent acquisitions. In January 2018, as part of the expanded initiatives, the company authorized additional costs to improve the operational efficiency of its thermal supply chain network in North America by closing its manufacturing facility in Toronto, Ontario, and to optimize its information technology infrastructure by migrating certain applications to the latest cloud technology platform. In August 2018, the company announced that it will continue to streamline its organization, expand its zero-based budgeting efforts and optimize its manufacturing network. In fiscal 2019, the company began to include costs associated with the Snyder's-Lance cost transformation program and integration with these initiatives.

In fiscal 2019, the company recorded Restructuring charges and implementation costs and other related costs in Administrative expenses, Cost of products sold, Marketing and selling expenses, and in Research and development expenses in Earnings (loss) from continuing operations related to these initiatives. In fiscal 2018, the company recorded Restructuring charges and implementation costs and other related costs in Administrative expenses, Cost of products sold, and in Marketing and selling expenses in Earnings from continuing operations related to these initiatives. In fiscal 2019 and fiscal 2018, the company also recorded amounts in Earnings (loss) from discontinued operations related to these initiatives.

(2)
In the fourth quarter of fiscal 2019, as part of the company's annual review of intangible assets, the company recognized a non-cash impairment charge on a trademark and on goodwill in Kelsen due to a lower long-term outlook for sales and the pending sale of the business.

In the second quarter of fiscal 2019, interim impairment assessments were performed on the intangible and tangible assets within Campbell Fresh, which includes Garden Fresh Gourmet, Bolthouse Farms carrot and carrot ingredients, and Bolthouse Farms refrigerated beverages and salad dressings and the company recorded non-cash impairment charges on the tangible assets and on the intangible assets of Campbell Fresh. In the first quarter of fiscal 2019, the company recorded a non-cash impairment charge on its U.S. refrigerated soup plant assets.
In the third quarter of fiscal 2018, the company performed interim impairment assessments within Campbell Fresh on the deli reporting unit, which includes Garden Fresh Gourmet and the U.S. refrigerated soup business, and the Bolthouse Farms refrigerated beverages and salad dressings reporting unit. The company recorded a non-cash impairment charge on the tangible assets and on the intangible assets of the deli reporting unit, and a non-cash impairment charge related to the intangible assets of the Bolthouse Farms refrigerated beverages and salad dressings reporting unit.
In the second quarter of fiscal 2018, the company performed an interim impairment assessment on the intangible assets of the Bolthouse Farms carrot and carrot ingredients reporting unit and recorded a non-cash impairment charge related to the intangible assets of the reporting unit.
These impairment charges were all recorded in Earnings (loss) from discontinued operations.

In the fourth quarter of fiscal 2019, the company performed an assessment on the assets within the European chips business and recorded a non-cash impairment charge on the intangible assets in Other expenses / (income) in Earnings (loss) from continuing operations.
In the fourth quarter of fiscal 2018, the company performed an impairment assessment on the Plum trademark and recorded a non-cash impairment charge in Other expenses / (income) in Earnings from continuing operations.

(3)
In fiscal 2019, the company incurred expenses associated with the sale process of the businesses in Campbell Fresh, including transaction costs. In addition, the company recorded tax expense as deferred tax assets on Bolthouse Farms were not realizable. The company also incurred costs associated with the planned divestiture of Campbell International. These charges were all recorded in Earnings (loss) from discontinued operations.

(4)
In fiscal 2019, the company recognized a pension settlement charge in Other expenses / (income) in Earnings (loss) from continuing operations associated with a U.S. pension plan. The settlement resulted from the level of lump sum distributions from the plan's assets in 2019.

(5)
In fiscal 2018 and 2019, the company reflected the impact of taxes on the enactment of the Tax Cuts and Jobs Act that was signed into law in December 2017. In fiscal 2019, the company recorded a tax charge related to a transition tax on unremitted foreign earnings. In fiscal 2018, the company recorded a tax benefit due to the remeasurement of deferred tax assets and liabilities, and a tax charge related to the transition tax on unremitted foreign earnings. These charges and benefits were all recorded in Earnings (loss) from continuing operations.

(6)
In fiscal 2019, the company incurred losses in Other expenses / (income) in Earnings (loss) from continuing operations associated with mark-to-market adjustments for defined benefit pension and postretirement plans. The company also incurred losses associated with mark-to-market adjustments for defined benefit pension plans in Earnings (loss) from discontinued operations. In fiscal 2018, the company incurred gains in Other expenses / (income) in Earnings from continuing operations associated with mark-to-market adjustments for defined benefit pension and postretirement plans. The company also incurred gains associated with mark-to-market and curtailment adjustments for defined benefit pension plans in Earnings (loss) from discontinuing operations.

(7)
In the second quarter of fiscal 2018, the company announced its intent to acquire Snyder's-Lance, Inc. and on March 26, 2018, the acquisition closed. In fiscal 2018, the company incurred transaction costs in Other expenses / (income), in Cost of products sold associated with an acquisition date fair value adjustment for inventory, and recorded a gain in Interest expense on treasury rate lock contracts used to hedge the planned financing of the acquisition. The company also incurred integration costs in association with its cost savings initiatives, which were recorded in Restructuring charges and in Administrative expenses. These costs were all recorded in Earnings from continuing operations.

(8)	In fiscal 2018, the company recorded a loss in Other expenses / (income) in Earnings from continuing operations from a settlement of a legal claim.

The tables below reconcile financial information, presented in accordance with GAAP, to financial information excluding certain items for fiscal 2019 and 2018.

Fiscal 2019	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
(millions, except per share amounts)	October 28, 2018	January 27, 2019	January 27, 2019	April 28, 2019	April 28, 2019	July 28, 2019	July 28, 2019
Gross margin, as reported	$726	$706	$1,432	$655	$2,087	$606	$2,693
Add (Deduct): Restructuring charges, implementation costs and other related costs (1)	12	9	21	4	25	(7)	18
Adjusted Gross margin	$738	$715	$1,453	$659	$2,112	$599	$2,711
Adjusted Gross margin percentage	33.5%	32.9%	33.2%	33.7%	33.4%	33.7%	33.4%
Marketing and selling expenses, as reported	$211	$221	$432	$215	$647	$195	$842
Deduct: Restructuring charges, implementation costs and other related costs (1)	(2)	(2)	(4)	(2)	(6)	(1)	(7)
Adjusted Marketing and selling expenses	$209	$219	$428	$213	$641	$194	$835
Administrative expenses, as reported	$148	$146	$294	$150	$444	$166	$610
Deduct: Restructuring charges, implementation costs and other related costs (1)	(13)	(10)	(23)	(12)	(35)	(27)	(62)
Adjusted Administrative expenses	$135	$136	$271	$138	$409	$139	$548
Research and development expenses, as reported	$23	$20	$43	$23	$66	$25	$91
Deduct: Restructuring charges, implementation costs and other related costs (1)	—	(1)	(1)	(1)	(2)	(1)	(3)
Adjusted Research and development expenses	$23	$19	$42	$22	$64	$24	$88
Other expenses / (income), as reported	$—	$(8)	$(8)	$20	$12	$128	$140
Deduct: Impairment charges (2)	—	—	—	—	—	(16)	(16)
Deduct: Pension settlement (4)	—	—	—	(28)	(28)	—	(28)
Deduct: Pension and postretirement benefit mark-to-market adjustments (6)	—	—	—	—	—	(122)	(122)
Adjusted Other expenses / (income)	$—	$(8)	$(8)	$(8)	$(16)	$(10)	$(26)
Earnings before interest and taxes, as reported	$326	$325	$651	$245	$896	$83	$979
Add: Restructuring charges, implementation costs and other related costs (1)	45	24	69	21	90	31	121
Add: Impairment charges (2)	—	—	—	—	—	16	16
Add: Pension settlement (4)	—	—	—	28	28	—	28
Add: Pension and postretirement benefit mark-to-market adjustments (6)	—	—	—	—	—	122	122
Adjusted Earnings before interest and taxes	$371	$349	$720	$294	$1,014	$252	$1,266
Interest, net, as reported	$90	$91	$181	$89	$270	$84	$354
Adjusted Earnings before taxes	$281	$258	$539	$205	$744	$168	$912
Taxes on earnings, as reported	$56	$58	$114	$33	$147	$4	$151
Add: Tax benefit from restructuring charges, implementation costs and other related costs (1)	11	6	17	5	22	7	29
Add: Tax benefit from impairment charges (2)	—	—	—	—	—	3	3
Add: Tax benefit from pension settlement (4)	—	—	—	6	6	—	6
Deduct: Tax expense from tax reform (5)	—	(2)	(2)	—	(2)	—	(2)
Add: Tax expense from pension and postretirement benefit mark-to-market adjustments (6)	—	—	—	—	—	29	29
Adjusted Taxes on earnings	$67	$62	$129	$44	$173	$43	$216

Fiscal 2019	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
(millions, except per share amounts)	October 28, 2018	January 27, 2019	January 27, 2019	April 28, 2019	April 28, 2019	July 28, 2019	July 28, 2019
Adjusted effective income tax rate	23.8%	24.0%	23.9%	21.5%	23.3%	25.6%	23.7%
Earnings (loss) from continuing operations, as reported	$180	$176	$356	$123	$479	$(5)	$474
Add: Net adjustment from restructuring charges, implementation costs and other related costs (1)	34	18	52	16	68	24	92
Add: Net adjustment from impairment charges (2)	—	—	—	—	—	13	13
Add: Net adjustment from pension settlement (4)	—	—	—	22	22	—	22
Add: Net adjustment from tax reform (5)	—	2	2	—	2	—	2
Add: Net adjustment from total pension and postretirement benefit mark-to-market adjustments (6)	—	—	—	—	—	93	93
Adjusted Earnings from continuing operations	$214	$196	$410	$161	$571	$125	$696
Earnings (loss) from discontinued operations, as reported	$14	$(235)	$(221)	$(39)	$(260)	$(3)	$(263)
Add (Deduct): Net adjustment from restructuring charges, implementation costs and other related costs (1)	1	—	1	(1)	—	—	—
Add: Net adjustment from impairment charges (2)	11	264	275	—	275	12	287
Add: Net adjustment from costs associated with divestitures (3)	—	8	9	48	57	4	61
Add: Net adjustment from total pension benefit mark-to-market adjustments (6)	—	—	—	—	—	9	9
Adjusted Earnings from discontinued operations	$26	$37	$64	$8	$72	$22	$94
Adjusted Net earnings attributable to Campbell Soup Company	$240	$233	$474	$169	$643	$147	$790
Diluted earnings (loss) per share - continuing operations attributable to Campbell Soup Company, as reported	$.60	$.58	$1.18	$.41	$1.59	$(.02)	$1.57
Add: Net adjustment from restructuring charges, implementation costs and other related costs (1)	.11	.06	.17	.05	.23	.08	.30
Add: Net adjustment from impairment charges (2)	—	—	—	—	—	.04	.04
Add: Net adjustment from pension settlement (4)	—	—	—	.07	.07	—	.07
Add: Net adjustment from tax reform (5)	—	.01	.01	—	.01	—	.01
Add: Net adjustment from total pension and postretirement benefit mark-to-market adjustments (6)	—	—	—	—	—	.31	.31
Adjusted Diluted earnings per share - continuing operations attributable to Campbell Soup Company*	$.71	$.65	$1.36	$.53	$1.89	$.42	$2.30
Diluted earnings (loss) per share - discontinued operations, as reported	$.05	$(.78)	$(.73)	$(.13)	$(.86)	$(.01)	$(.87)
Add: Net adjustment from restructuring charges, implementation costs and other related costs (1)	—	—	—	—	—	—	—
Add: Net adjustment from impairment charges (2)	.04	.87	.91	—	.91	.04	.95
Add: Net adjustment from costs associated with divestitures (3)	—	.03	.03	.16	.19	.01	.20

Fiscal 2019	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
(millions, except per share amounts)	October 28, 2018	January 27, 2019	January 27, 2019	April 28, 2019	April 28, 2019	July 28, 2019	July 28, 2019
Add: Net adjustment from total pension benefit mark-to-market adjustments (6)	—	—	—	—	—	.03	.03
Adjusted Diluted earnings per share - discontinued operations	$.09	$.12	$.21	$.03	$.24	$.07	$.31
Diluted net earnings (loss) per share attributable to Campbell Soup Company, as reported*	$.64	$(.20)	$.45	$.28	$.73	$(.03)	$.70
Add: Net adjustment from restructuring charges, implementation costs and other related costs (1)	.12	.06	.18	.05	.23	.08	.30
Add: Net adjustment from impairment charges (2)	.04	.87	.91	—	.91	.08	.99
Add: Net adjustment from costs associated with divestitures (3)	—	.03	.03	.16	.19	.01	.20
Add: Net adjustment from pension settlement (4)	—	—	—	.07	.07	—	.07
Add: Net adjustment from tax reform (5)	—	.01	.01	—	.01	—	.01
Add: Net adjustment from total pension and postretirement benefit mark-to-market adjustments (6)	—	—	—	—	—	.34	.34
Adjusted Diluted net earnings per share attributable to Campbell Soup Company*	$.79	$.77	$1.57	$.56	$2.13	$.49	$2.62
_____________________________________
*The sum of the individual per share amounts may not add due to rounding.

Fiscal 2018	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
(millions, except per share amounts)	October 29, 2017	January 28, 2018	January 28, 2018	April 29, 2018	April 29, 2018	July 29, 2018	July 29, 2018
Gross margin, as reported	$656	$637	$1,293	$533	$1,826	$548	$2,374
Add: Restructuring charges, implementation costs and other related costs (1)	5	1	6	14	20	25	45
Add: Transaction and integration costs (7)	—	—	—	37	37	5	42
Adjusted Gross margin	$661	$638	$1,299	$584	$1,883	$578	$2,461
Adjusted Gross margin percentage	40.4%	39.5%	39.9%	36.1%	38.7%	33.1%	37.2%
Marketing and selling expenses, as reported	$178	$184	$362	$188	$550	$178	$728
Deduct: Restructuring charges, implementation costs and other related costs (1)	—	—	—	(2)	(2)	(1)	(3)
Adjusted Marketing and selling expenses	$178	$184	$362	$186	$548	$177	$725
Administrative expenses, as reported	$123	$141	$264	$140	$404	$159	$563
Deduct: Restructuring charges, implementation costs and other related costs (1)	(12)	(26)	(38)	(29)	(67)	(20)	(87)
Deduct: Transaction and integration costs (7)	—	—	—	(6)	(6)	(6)	(12)
Adjusted Administrative expenses	$111	$115	$226	$105	$331	$133	$464
Research and development expenses, as reported	$26	$22	$48	$22	$70	$21	$91
Other expenses / (income), as reported	$(34)	$(8)	$(42)	$35	$(7)	$(66)	$(73)
Deduct: Impairment charges (2)	—	—	—	—	—	(54)	(54)
Add: Pension and postretirement benefit mark-to-market adjustments (6)	14	—	14	—	14	117	131
Deduct: Transaction and integration costs (7)	—	(24)	(24)	(29)	(53)	—	(53)
Deduct: Claim settlement (8)	—	—	—	(22)	(22)	—	(22)
Adjusted Other expenses / (income)	$(20)	$(32)	$(52)	$(16)	$(68)	$(3)	$(71)
Earnings before interest and taxes, as reported	$361	$266	$627	$131	$758	$252	$1,010
Add: Restructuring charges, implementation costs and other related costs (1)	19	59	78	52	130	47	177
Add: Impairment charges (2)	—	—	—	—	—	54	54
Deduct: Total pension and postretirement benefit mark-to-market adjustments (6)	(14)	—	(14)	—	(14)	(117)	(131)
Add: Transaction and integration costs (7)	—	24	24	82	106	14	120
Add: Claim settlement (8)	—	—	—	22	22	—	22
Adjusted Earnings before interest and taxes	$366	$349	$715	$287	$1,002	$250	$1,252
Interest net, as reported	$26	$27	$53	$38	$91	$89	$180
Add: Transaction and integration costs (7)	—	—	—	18	18	—	18
Adjusted Interest, net	$26	$27	$53	$56	$109	$89	$198
Adjusted Earnings before taxes	$340	$322	$662	$231	$893	$161	$1,054

Fiscal 2018	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
(millions, except per share amounts)	October 29, 2017	January 28, 2018	January 28, 2018	April 29, 2018	April 29, 2018	July 29, 2018	July 29, 2018
Taxes on earnings, as reported	$108	$(75)	$33	$36	$69	$37	$106
Add: Tax benefit from restructuring charges, implementation costs and other related costs (1)	7	14	21	11	32	13	45
Add: Tax benefit from impairment charges (2)	—	—	—	—	—	13	13
Add: Tax benefit from tax reform (5)	—	124	124	—	120	6	126
Deduct: Tax expense from total pension and postretirement benefit mark-to-market adjustments (6)	(5)	—	(4)	—	(4)	(27)	(31)
Add: Tax benefit from transaction and integration costs (7)	—	5	5	18	23	6	29
Add: Tax benefit from claim settlement (8)	—	—	—	7	7	—	7
Adjusted Taxes on earnings	$110	$68	$179	$72	$247	$48	$295
Adjusted effective income tax rate	32.4%	21.1%	27.0%	31.2%	27.7%	29.8%	28.0%
Earnings from continuing operations, as reported	$227	$314	$541	$57	$598	$126	$724
Add: Net adjustment from restructuring charges, implementation costs and other related costs (1)	12	45	57	41	98	34	132
Add: Net adjustment from impairment charges (2)	—	—	—	—	—	41	41
Deduct: Adjustment from tax reform (5)	—	(124)	(124)	—	(120)	(6)	(126)
Deduct: Net adjustment from total pension and postretirement benefit mark-to-market adjustments (6)	(9)	—	(10)	—	(10)	(90)	(100)
Add: Net adjustment from transaction and integration costs (7)	—	19	19	46	65	8	73
Add: Net adjustment from claim settlement (8)	—	—	—	15	15	—	15
Adjusted Earnings from continuing operations	$230	$254	$483	$159	$646	$113	$759
Earnings (loss) from discontinued operations, as reported	$48	$(29)	$19	$(450)	$(431)	$(32)	$(463)
Add (deduct): Net adjustment from restructuring charges, implementation costs and other related costs (1)	—	1	1	4	5	(1)	4
Add: Net adjustment from impairment charges (2)	—	74	74	497	571	—	571
Deduct: Net adjustment from total pension benefit mark-to-market and curtailment adjustments (6)	—	—	—	—	—	(3)	(3)
Adjusted Earnings (loss) from discontinued operations	$48	$46	$94	$51	$145	$(36)	$109
Adjusted Net earnings attributable to Campbell Soup Company	$278	$300	$577	$210	$791	$77	$868
Diluted earnings per share - continuing operations attributable to Campbell Soup Company, as reported	$.75	$1.04	$1.79	$.19	$1.98	$.42	$2.40
Add: Net adjustment from restructuring charges, implementation costs and other related costs (1)	.04	.15	.19	.14	.32	.11	.44
Add: Net adjustment from impairment charges (2)	—	—	—	—	—	.14	.14
Deduct: Net adjustment from tax reform (5)	—	(.41)	(.41)	—	(.40)	(.02)	(.42)

Fiscal 2018	Three Months Ended	Three Months Ended	Six Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Twelve Months Ended
(millions, except per share amounts)	October 29, 2017	January 28, 2018	January 28, 2018	April 29, 2018	April 29, 2018	July 29, 2018	July 29, 2018
Deduct: Net adjustment from total pension and postretirement benefit mark-to-market adjustments (6)	(.03)	—	(.03)	—	(.03)	(.30)	(.33)
Add: Net adjustment from transaction and integration costs (7)	—	.06	.06	.15	.22	.03	.24
Add: Net adjustment from claim settlement (8)	—	—	—	.05	.05	—	.05
Adjusted Diluted earnings per share - continuing operations attributable to Campbell Soup Company*	$.76	$.84	$1.60	$.53	$2.14	$.37	$2.51
Diluted earnings (loss) per share - discontinued operations, as reported	$.16	$(.10)	$.06	$(1.50)	$(1.43)	$(.11)	$(1.53)
Add: Net adjustment from restructuring charges, implementation costs and other related costs (1)	—	—	—	.01	.02	—	.01
Add: Net adjustment from impairment charges (2)	—	.25	.25	1.65	1.89	—	1.89
Deduct: Net adjustment from total pension benefit mark-to-market and curtailment adjustments (6)	—	—	—	—	—	(.01)	(.01)
Adjusted Diluted earnings (loss) per share - discontinued operations*	$.16	$.15	$.31	$.17	$.48	$(.12)	$.36
Diluted net earnings (loss) per share attributable to Campbell Soup Company, as reported*	$.91	$.95	$1.85	$(1.31)	$.55	$.31	$.86
Add: Net adjustment from restructuring charges, implementation costs and other related costs (1)	.04	.15	.19	.15	.34	.11	.45
Add: Net adjustment from impairment charges (2)	—	.25	.25	1.65	1.89	.14	2.03
Deduct: Net adjustment from tax reform (5)	—	(.41)	(.41)	—	(.40)	(.02)	(.42)
Deduct: Net adjustment from total pension and postretirement benefit mark-to-market and curtailment adjustments (6)	(.03)	—	(.03)	—	(.03)	(.31)	(.34)
Add: Net adjustment from transaction and integration costs (7)	—	.06	.06	.15	.22	.03	.24
Add: Net adjustment from claim settlement (8)	—	—	—	.05	.05	—	.05
Adjusted Diluted net earnings per share attributable to Campbell Soup Company*	$.92	$1.00	$1.91	$.70	$2.62	$.25	$2.87
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*The sum of the individual per share amounts may not add due to rounding.